Supplement dated October 2, 2026

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus, each dated April 27, 2026,

as supplemented, for:

C.M. Life Electrum SelectSM

Issued by C.M. Life Insurance Company

and the Prospectus and Updating Summary Prospectus, each dated April 27, 2026, as supplemented, for:

MassMutual ElectrumSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Effective October 1, 2026, this supplement amends certain information in the above-referenced prospectuses:

Fund Sub-Adviser Changes:

•	J.P. Morgan Investment Management Inc. will replace Wellington Management Company LLP as sub-adviser to the MML Focused Equity Fund.

•	Putnam Investment Management, LLC will replace Thompson, Siegel & Walmsley LLC as sub-adviser to the MML Foreign Fund.

Fund Fee Changes:

The information for the MML Focused Equity Fund and the MML Foreign Fund in Appendix A of the prospectuses is deleted and replaced with the following to reflect a reduction in current expenses:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Large Cap Blend	MML Focused Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	0.77%(*)	7.90%	8.75%	12.51%
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Putnam Investment Management, LLC	0.84%	32.60%	9.01%	6.72%

(*)	This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.

PS26_30

The information for the PIMCO Global Bond Opportunities Portfolio (Unhedged) and PIMCO All Asset Portfolio in Appendix A of the prospectuses is deleted and replaced with the following to reflect a reduction in current expenses:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Fixed Income	PIMCO Global Bond Opportunities Portfolio (Unhedged) (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.10%	12.78%	0.15%	2.46%
Specialty (41)	PIMCO All Asset Portfolio (Administrative Class)(1) Adviser: Pacific Investment Management Company LLC Sub-Adviser: Syzygy Asset Management	2.08%(*)	14.20%	5.60%	6.77%

(*)	This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.

(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

(41)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.

If you have questions about this supplement or your product, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 665-2654 8 a.m.–5 p.m. Eastern Time.

For more information about the funds, read the fund prospectuses. Fund prospectuses are available on our website at www.MassMutual.com.

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